UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 6, 2011

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

0-3936	11-1826363
(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York 11788
(Address of Principal Executive Offices, Including Zip Code)

(631) 435-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On December 6, 2011, the Board of Directors (the “Board”) of Orbit International Corp. (the “Company”) elected Lawrence Rainville as a director of the Company, effective immediately, for a term ending at the 2012 Annual Meeting of Stockholders.  Mr. Rainville is expected to serve on the Board’s Compensation Committee and its Nominating and Corporate Governance Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Date: December 9, 2011	By:	/s/ Mitchell Binder
Mitchell Binder, Chief Executive Officer and President

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